--------------------------------------------------------------------------------
[Aetna logo]                       EX-99.B.4.4
                  Form of Variable Annuity Contract Certificate

                         Aetna Life Insurance and Annuity Company
                         Home Office: 151 Farmington Avenue
                         P.O. Box 30670
                         Hartford, Connecticut 06150-0670
                         (800) 531-4547

                         You may call the toll free number shown above to request information about this Certificate.

                         Aetna Life Insurance and Annuity Company, a stock company, herein called Aetna, agrees to pay the benefits stated in this Certificate.

--------------------------------------------------------------------------------
Certificate of Group     To the Certificate Holder:
Annuity Coverage

                         Aetna certifies that coverage is in force for you under the stated Group Annuity Contract and Account numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                         This Certificate is a summary of the Group Annuity Contract provisions. It replaces any and all prior certificates or endorsements issued to you under the stated Contract and Account numbers. This Certificate is for information only and is not part of the Contract. The Schedule - Accumulation Period reflects the Option Package you elected and its effective date.

                         The variable features of the Group Contract are described in parts III, IV and V.

--------------------------------------------------------------------------------
Right to Cancel          You may cancel your Account within 10 days by returning
                         it to the agent from whom it was purchased, or to Aetna at the address shown above. Within seven days of receiving this Certificate at its home office, Aetna will return the amount of Purchase Payment(s) received.


President                                Secretary

--------------------------------------------------------------------------------
Contract Holder                          Group Annuity Contract No.
SPECIMEN                                 SPECIMEN

--------------------------------------------------------------------------------
Certificate Holder                       Account No.
SPECIMEN                                 SPECIMEN
SPECIMEN                                 Account Effective Date
                                         SPECIMEN

--------------------------------------------------------------------------------
Annuitant Name                           Type of Plan
SPECIMEN                                 SPECIMEN

ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. AMOUNTS ALLOCATED TO THE GUARANTEED ACCOUNT, IF WITHDRAWN BEFORE THE GUARANTEED TERM MATURITY DATE, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY RESULT IN AN INCREASE OR A DECREASE IN THE ACCOUNT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

GMC-VA-98(NY)

Specifications

Guaranteed          There is a minimum guaranteed rate for Purchase Payment(s)
Rate                held in the Guaranteed Account. (See Schedule - Accumulation
                    Period.)

Deductions from     There will be deductions for mortality and expense risk as
the Separate        well as administrative charges. (See Schedule - Accumulation
Account             Period and Schedule - Annuity Period.)

Deduction from      Purchase Payment(s) may be subject to a deduction for
Purchase            premium taxes. (See Section III - Purchase Payment.)
Payment(s)

Deferred Sales      There may be a charge deducted upon withdrawal. (See
Charge              Schedule - Accumulation Period.)

Assumed             If a variable Annuity Payment is chosen, an Assumed Interest
Interest Rate       Rate of 5.0% may be elected. If 5.0% is not elected, Aetna will use an Assumed Interest Rate of 3.5%.
--------------------------------------------------------------------------------

This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

READ THIS CONTRACT CAREFULLY. This Contract sets forth, in detail, all of the rights and obligations of both you and Aetna. THEREFORE, IT IS IMPORTANT THAT YOU READ THIS CONTRACT CAREFULLY.




GMC-VA-98(NY)                        Page 2

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package I was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           0.80%
                                                           -----

               Total Separate Account Charges              0.95%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)N-1                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-1                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-1                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package I was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           0.80%
                                                           -----

               Total Separate Account Charges              0.95%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Janus Aspen Aggressive Growth Portfolio
          Aetna Bond VP                                Janus Aspen Balanced Portfolio
          Aetna Growth VP                              Janus Aspen Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Worldwide Growth Portfolio
          Aetna Index Plus Large Cap VP                MFS Total Return Series
          Aetna International VP                       Mitchell Hutchins Growth and Income Portfolio
          Aetna Money Market VP                        Mitchell Hutchins Tactical Allocation Portfolio
          Aetna Real Estate Securities VP              Mitchell Hutchins Small Cap Portfolio
          Aetna Small Company VP                       Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners Scudder International Growth Portfolio
          Fidelity VIP II Contrafund Portfolio




GMC-VA-98(NY)N-1(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-1(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-1(MH)                 Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package I was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------
Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           0.80%
                                                           -----

               Total Separate Account Charges              0.95%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)I-1                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------
Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.


                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------

          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-1                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)

See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-1                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package I was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           0.80%
                                                           -----

               Total Separate Account Charges              0.95%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Janus Aspen Aggressive Growth Portfolio
          Aetna Bond VP                                Janus Aspen Balanced Portfolio
          Aetna Growth VP                              Janus Aspen Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Worldwide Growth Portfolio
          Aetna Index Plus Large Cap VP                MFS Total Return Series
          Aetna International VP                       Mitchell Hutchins Growth and Income Portfolio
          Aetna Money Market VP                        Mitchell Hutchins Tactical Allocation Portfolio
          Aetna Real Estate Securities VP              Mitchell Hutchins Small Cap Portfolio
          Aetna Small Company VP                       Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners Scudder International Growth Portfolio
          Fidelity VIP II Contrafund Portfolio




GMC-VA-98(NY)I-1(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.


                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-1(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-1(MH)                 Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package II was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.10%
                                                           -----

               Total Separate Account Charges              1.25%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)N-2                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.


                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations


GMC-VA-98(NY)N-2                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-2                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package II was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.10%
                                                           -----

               Total Separate Account Charges              1.25%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Janus Aspen Aggressive Growth Portfolio
          Aetna Bond VP                                Janus Aspen Balanced Portfolio
          Aetna Growth VP                              Janus Aspen Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Worldwide Growth Portfolio
          Aetna Index Plus Large Cap VP                MFS Total Return Series
          Aetna International VP                       Mitchell Hutchins Growth and Income Portfolio
          Aetna Money Market VP                        Mitchell Hutchins Tactical Allocation Portfolio
          Aetna Real Estate Securities VP              Mitchell Hutchins Small Cap Portfolio
          Aetna Small Company VP                       Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners Scudder International Growth Portfolio
          Fidelity VIP II Contrafund Portfolio




GMC-VA-98(NY)N-2(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.


                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations


GMC-VA-98(NY)N-2(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-2(MH)                 Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package II was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.10%
                                                           -----

               Total Separate Account Charges              1.25%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)I-2                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-2                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-2                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package II was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.10%
                                                           -----

               Total Separate Account Charges              1.25%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Janus Aspen Aggressive Growth Portfolio
          Aetna Bond VP                                Janus Aspen Balanced Portfolio
          Aetna Growth VP                              Janus Aspen Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Worldwide Growth Portfolio
          Aetna Index Plus Large Cap VP                MFS Total Return Series
          Aetna International VP                       Mitchell Hutchins Growth and Income Portfolio
          Aetna Money Market VP                        Mitchell Hutchins Tactical Allocation Portfolio
          Aetna Real Estate Securities VP              Mitchell Hutchins Small Cap Portfolio
          Aetna Small Company VP                       Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners Scudder International Growth Portfolio
          Fidelity VIP II Contrafund Portfolio




GMC-VA-98(NY)I-2(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-2(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------
Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-2(MH)                 Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package III was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.25%
                                                           -----

               Total Separate Account Charges              1.40%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)N-3                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-3                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-3                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package III was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.25%
                                                           -----

               Total Separate Account Charges              1.40%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Janus Aspen Aggressive Growth Portfolio
          Aetna Bond VP                                Janus Aspen Balanced Portfolio
          Aetna Growth VP                              Janus Aspen Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Worldwide Growth Portfolio
          Aetna Index Plus Large Cap VP                MFS Total Return Series
          Aetna International VP                       Mitchell Hutchins Growth and Income Portfolio
          Aetna Money Market VP                        Mitchell Hutchins Tactical Allocation
          Aetna Real Estate Securities VP              Mitchell Hutchins Small Cap Portfolio
          Aetna Small Company VP                       Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners Scudder International Growth Portfolio
          Fidelity VIP II Contrafund Portfolio




GMC-VA-98(NY)N-3(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
             Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           7%

          1 or more but less than 2 years                            6%

          2 or more but less than 3 years                            5%

          3 or more but less than 4 years                            4%

          4 or more but less than 5 years                            3%

          5 or more but less than 6 years                            2%

          6 or more but less than 7 years                            1%

          7 years or more                                            0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-3(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)N-3(MH)                 Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package III was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.25%
                                                           -----

               Total Separate Account Charges              1.40%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.                      Fidelity VIP High Income Portfolio
          Aetna Bond VP                                Fidelity VIP II Contrafund Portfolio
          Aetna Growth VP                              Janus Aspen Aggressive Growth Portfolio
          Aetna Growth and Income VP                   Janus Aspen Balanced Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Growth Portfolio
          Aetna International VP                       Janus Aspen Worldwide Growth Portfolio
          Aetna Money Market VP                        MFS Total Return Series
          Aetna Real Estate Securities VP              Oppenheimer Aggressive Growth Fund/VA
          Aetna Small Company VP                       Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Capital Appreciation Fund           Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Growth Fund                         Portfolio Partners MFS Emerging Equities Portfolio
          AIM V.I. Growth and Income Fund              Portfolio Partners MFS Research Growth Portfolio
          AIM V.I. Value Fund                          Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)I-3                     Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
              Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-3                     Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-3                     Page 5

                         Schedule - Accumulation Period

Option Package
--------------------------------------------------------------------------------

Option Package Selected - A different Schedule - Accumulation Period will apply depending upon the Option Package selected. (See Section IV - OPTION PACKAGES.)

          Option Package III was selected.

Schedule Effective Date

          June 1, 1998

Separate Account
--------------------------------------------------------------------------------

Separate Account

          Variable Annuity Account B

Charges to Separate Account

          A daily charge is deducted from any portion of the Account Value allocated to the Separate Account. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

               Administrative Charge                       0.15%

               Mortality and Expense Risk Charge           1.25%
                                                           -----

               Total Separate Account Charges              1.40%

Separate Account Funds:

During the Accumulation Period the funds available with this contract are:

          Aetna Balanced VP, Inc.
          Aetna Bond VP                                Janus Aspen Aggressive Growth Portfolio
          Aetna Growth VP                              Janus Aspen Balanced Portfolio
          Aetna Growth and Income VP                   Janus Aspen Growth Portfolio
          Aetna Index Plus Large Cap VP                Janus Aspen Worldwide Growth Portfolio
          Aetna International VP                       MFS Total Return Series
          Aetna Money Market VP                        Mitchell Hutchins Growth and Income Portfolio
          Aetna Real Estate Securities VP              Mitchell Hutchins Tactical Allocation Portfolio
          Aetna Small Company VP                       Mitchell Hutchins Small Cap Portfolio
          AIM V.I. Capital Appreciation Fund           Oppenheimer Aggressive Growth Fund/VA
          AIM V.I. Growth Fund                         Oppenheimer Main Street Growth & Income Fund/VA
          AIM V.I. Growth and Income Fund              Oppenheimer Strategic Bond Fund/VA
          AIM V.I. Value Fund                          Portfolio Partners MFS Emerging Equities Portfolio
          Fidelity VIP Equity -Income Portfolio        Portfolio Partners MFS Research Growth Portfolio
          Fidelity VIP High Income Portfolio           Portfolio Partners MFS Value Equity Portfolio
          Fidelity VIP II Contrafund Portfolio         Portfolio Partners Scudder International Growth Portfolio




GMC-VA-98(NY)I-3(MH)                 Page 3

Guaranteed Account
--------------------------------------------------------------------------------

Minimum Guaranteed Rate

          3.0% (effective annual rate of return)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Transfers

          An unlimited number of Transfers are allowed during the Accumulation Period. Aetna allows 12 free Transfers in any Account Year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

Maintenance Fee

          The annual Maintenance Fee is $30. If the Account Value is $50,000 or more on the date the Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                   Schedule - Accumulation Period (continued)

Separate Account and Guaranteed Account
--------------------------------------------------------------------------------

Deferred Sales Charge

          For each withdrawal, the Deferred Sales Charge will be determined as follows:

                                                           Deferred Sales Charge
          Length of Time from Receipt of                     (as percentage of
              Purchase Payment (Years)                        Purchase Payment)
          ----------------------------------------------------------------------
          Less than 1 year                                           3%

          More than 1 but less than 2 years                          2%

          More than 2 but less than 3 years                          1%

          More than 3 years                                          0%


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-3(MH)                 Page 4

                            Schedule - Annuity Period

Separate Account - Variable Annuity Payment
--------------------------------------------------------------------------------

Charges to Separate Account

          A daily charge is deducted at an annual effective rate of 1.25% for mortality and expense risks in the Annuity Period. The administrative charge is established upon election of an Annuity Payout Option. This charge will not exceed 0.25%.

Assumed Interest Rate (AIR) (Applicable only in the Annuity Period)

          If a variable Annuity Payment is chosen, an AIR of 5.0% may be elected. If 5.0% is not elected, Aetna will use an AIR of 3.5%.

          If the portion of a variable Annuity Payment for any Subaccount is not to decrease, the annuity return factor under the Separate Account for that Subaccount must be:

          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence if an AIR of 3.5% is chosen; or

          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity Payments commence, if an AIR of 5% is chosen.

Transfers

          When a variable Annuity Payment has been elected, four free Transfers are allowed each Account Year among the Subaccounts available during the Annuity Period. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

General Account - Fixed Annuity Payment
--------------------------------------------------------------------------------

Minimum Guaranteed Interest Rate

          3.0% (effective annual rate of return)


See Section I - DEFINITIONS for explanations.




GMC-VA-98(NY)I-3(MH)                 Page 5

                                Table of Contents

I.        DEFINITIONS                                                       PAGE
          1.01   Account ..............................................        8
          1.02   Account Effective Date ...............................        8
          1.03   Account Value ........................................        8
          1.04   Account Year .........................................        8
          1.05   Accumulation Period ..................................        8
          1.06   Adjusted Account Value ...............................        8
          1.07   Annuitant ............................................        8
          1.08   Annuity Payment ......................................        8
          1.09   Annuity Payout Options ...............................        8
          1.10   Annuity Period .......................................        8
          1.11   Beneficiary ..........................................        9
          1.12   Certificate Holder ...................................        9
          1.13   Claim Date ...........................................        9
          1.14   Code .................................................        9
          1.15   Contract .............................................        9
          1.16   Contract Holder ......................................        9
          1.17   Contribution Period...................................        9
          1.18   Deferred Sales Charge.................................        9
          1.19   Dollar Cost Averaging  ...............................        9
          1.20   Fund(s) ..............................................       10
          1.21   General Account ......................................       10
          1.22   Guaranteed Account ...................................       10
          1.23   Guaranteed Rates - Guaranteed Account ................       10
          1.24   Guaranteed Term ......................................       10
          1.25   Guaranteed Term(s) Groups ............................       10
          1.26   Maintenance Fee ......................................       10
          1.27   Market Value Adjustment (MVA) ........................       11
          1.28   Matured Term Value ...................................       11
          1.29   Maturity Value Transfer ..............................       11
          1.30   Maturity Date ........................................       11
          1.31   Option Package .......................................       11
          1.32   Purchase Payment(s) ..................................       11
          1.33   Reinvestment .........................................       11
          1.34   Schedule Effective Date ..............................       11
          1.35   Separate Account .....................................       11
          1.36   Subaccount(s) ........................................       12
          1.37   Systematic Distribution Option .......................       12
          1.38   Transfers ............................................       12
          1.39   Withdrawal Value .....................................       12
          1.40   Valuation Date .......................................       12

II.       GENERAL PROVISIONS
          2.01   Change of Contract ...................................       12
          2.02   Change of Fund(s) ....................................       13
          2.03   Nonparticipating Contract ............................       13
          2.04   Payments and Elections  ..............................       13
          2.05   State Laws ...........................................       13
          2.06   Control of Contract  .................................       13
          2.07   Designation of Beneficiary  ..........................       14
          2.08   Misstatements and Adjustments  .......................       14
          2.09   Incontestability  ....................................       14
          2.10   Grace Period  ........................................       14
          2.11   Individual Certificates ..............................       14

GMC-VA-98(NY)                        Page 6

III.      PURCHASE PAYMENT, ACCOUNT VALUE, AND WITHDRAWAL PROVISIONS
          3.01   Purchase Payment .....................................       14
          3.02   Certificate Holder's Account .........................       14
          3.03   Accumulation Units - Separate Account ................       15
          3.04   Net Investment Factor(s) - Separate Account ..........       15
          3.05   Accumulation Unit Value - Separate Account ...........       15
          3.06   Market Value Adjustment (MVA) ........................       15
          3.07   Transfer of Account Value from the Subaccount(s) or
                 Guaranteed Account During the Accumulation Period ....       16
          3.08   Notice to the Certificate Holder .....................       17
          3.09   Loans ................................................       17
          3.10   Systematic Distribution Options ......................       17
          3.11   Death Benefit Amount .................................       17
          3.12   Death Benefit Options Available to Beneficiary .......       18
          3.13   Liquidation of Withdrawal Value ......................       19
          3.14   Deferred Sales Charge ................................       19
          3.15   Payment of Withdrawal Value ..........................       19
          3.16   Payment of Adjusted Account Value ....................       19
          3.17   Reinstatement ........................................       19

IV.       OPTION PACKAGES
          4.01   Election of Option Packages ..........................       20
          4.02   Description of Option Package I ......................       20
          4.03   Description of Option Package II .....................       21
          4.04   Description of Option Package III ....................       23

V.        ANNUITY PAYOUT PROVISIONS
          5.01   Annuity Payout Options ...............................       25
          5.02   Annuity Payment Choices ..............................       26
          5.03   Terms of Annuity Payout Options ......................       27
          5.04   Death of Annuitant/Beneficiary .......................       27
          5.05   Annuity Units - Separate Account .....................       28
          5.06   Annuity Unit Value - Separate Account ................       28
          5.07   Annuity Net Return Factor(s) - Separate Account ......       28




GMC-VA-98(NY)                        Page 7

I.        DEFINITIONS
--------------------------------------------------------------------------------

1.01      Account:

               A record that identifies contract values accumulated on each Certificate Holder's behalf.

1.02      Account Effective Date:

               The date on which an Account is established on a Certificate Holder's behalf.

1.03      Account Value:

               As of the most recent Valuation Date, the Account Value is equal to the total of the Purchase Payment(s) made to the Account;

               (a) Plus or minus the investment experience for the amount, if any, allocated to one or more of the Subaccounts
               (b) Plus interest added to the amount, if any, allocated to the Guaranteed Account;
               (c)  Plus any additional amount deposited to the Account (see
                    Section IV - OPTION PACKAGES);
               (d)  Less the amount of any Maintenance Fee deducted;
               (e) Less any additional fee(s), charges, or taxes, if applicable, deducted;
               (f)  Less any amount(s) withdrawn; and
               (g)  Less any amount(s) applied to an Annuity Payout Option.

1.04      Account Year:

               A period of twelve months measured from the Account Effective Date or an anniversary of such Account Effective Date.

1.05      Accumulation Period:

               The period during which the Purchase Payment(s) are applied to an Account to provide future Annuity Payment(s).

1.06      Adjusted Account Value:

               The Account Value plus or minus the aggregate Market Value Adjustment (MVA), if applicable, for the amount(s) allocated to the Guaranteed Account (see Section III - Market Value Adjustment).

1.07      Annuitant:

               The person on whose death, during the Accumulation Period, a death benefit becomes payable and on whose life or life expectancy the Annuity Payments are based under the Certificate.

1.08      Annuity Payment:

               A series of payments for life, a definite period or a combination of the two. The Annuity Payments may be variable or fixed in amount or a combination of both.

1.09      Annuity Payout Options:

               The Certificate Holder may choose to receive Annuity Payments under one of the following options:

               (a)  For the life of one or two persons;
               (b)  For a stated period; or
               (c)  For some combination of (a) and (b).

1.10      Annuity Period:

               The period during which Annuity Payments are made.


GMC-VA-98(NY)                        Page 8

1.11      Beneficiary:

               The individual(s) or entity entitled to receive any death benefit due under the Certificate. Any designated Beneficiary has the right to name another Beneficiary. If the Account is owned by joint Certificate Holders, the survivor will be deemed the designated Beneficiary and any other Beneficiary on record will then be treated as the primary or contingent Beneficiary, as originally designated, unless and until changed by the new designated Beneficiary.

1.12      Certificate Holder:

               A person who purchases an interest in this Contract as evidenced by a certificate. Aetna reserves the right to limit ownership to natural persons. If more than one Certificate Holder owns an Account, each Certificate Holder will be a joint Certificate Holder. Joint Certificate Holders have joint ownership rights and both must authorize exercising any ownership rights unless Aetna allows otherwise.

1.13      Claim Date:

               The date when proof of death and the Beneficiary's entitlement to the death benefit are received in good order at Aetna's home office. This is also the date that the excess of the death benefit over the Account Value, if any, is allocated to the money market fund available through the Separate Account.

1.14      Code:

               The Internal Revenue Code of 1986, as it may be amended from time to time.

1.15      Contract:

               This agreement between Aetna and the Contract Holder.

1.16      Contract Holder:

               The entity to which the Contract is issued.

1.17      Contribution Period:

               A day, a calendar week, a calendar month, a calendar quarter, or any other period of time specified by Aetna during which a Purchase Payment(s), Transfer(s) and/or Reinvestment(s) may be allocated to one or more Guaranteed Account Guaranteed Terms. Aetna reserves the right to shorten or to extend the Contribution Period.

               During a Contribution Period, Aetna may offer any number of Guaranteed Terms and more than one Guaranteed Term of the same duration may be offered.

1.17      Deferred Sales Charge:

               The charge that is applied to a Purchase Payment(s) upon withdrawal. This charge will be waived under certain circumstances or after a certain length of time (see Section III
               - Deferred Sales Charge).

1.19      Dollar Cost Averaging:

               A program that permits the Certificate Holder to systematically transfer amounts from one of the available Subaccounts, or an available Guaranteed Account Guaranteed Term, to one or more of the Subaccounts. If the Certificate Holder elects a Guaranteed Account Guaranteed Term available for Dollar Cost Averaging, no MVA applies to amounts transferred under Dollar Cost Averaging. If Dollar Cost Averaging from a Guaranteed Account Guaranteed Term is discontinued before the end of the Dollar Cost Averaging period elected, Aetna will automatically transfer the balance to a Guaranteed Term of the same duration and an MVA will apply. The Certificate Holder may initiate a Transfer to another investment option and an MVA will apply. If a Guaranteed Term of the same duration is not available, Aetna will transfer the amount to the Guaranteed Term with the next shortest duration. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna reserves the right to establish and change terms and conditions governing Dollar Cost Averaging.


GMC-VA-98(NY)                        Page 9

1.20      Fund(s):

               The open-end registered management investment companies whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

               The Funds, and the number of Funds, available during the Accumulation Period may be different from those available during the Annuity Period. Aetna reserves the right to limit the number of Funds available at any one time and to limit the number of investment options the Certificate Holder may select during the Accumulation Period and/or during the Annuity Period.

1.21      General Account:

               The account holding the assets of Aetna, other than those assets held in Aetna's separate accounts.

1.22      Guaranteed Account:

               A nonunitized separate account, established by Aetna under
               Section 38a-433 of the Connecticut General Statutes, that holds assets for Guaranteed Terms. There are no discrete units for this account. The Certificate Holder does not participate in any gain or loss resulting from the performance of the investments held in the account. Income, gains or losses realized or unrealized, are gains or losses of Aetna. Aetna liabilities, except for liabilities under this Contract and reserves required by federal and state law, may not be charged against the nonunitized separate account.

1.23      Guaranteed Rates - Guaranteed Account:

               Aetna will declare the interest rate(s) applicable to a specific Guaranteed Term at the start of the Contribtion Period for that Guaranteed Term. The rate(s) are guaranteed by Aetna for the period beginning with the first day of the Contribution Period and ending on the Maturity Date. Guaranteed Rates are credited beginning with the date of allocation. The Guaranteed Rates are annual effective yields. That is, interest is credited daily at a rate that will produce the Guaranteed Rate over the period of a year. No Guaranteed Rate will ever be less than the minimum Guaranteed Rate shown on the Schedule - Accumulation Period.

               For Guaranteed Terms of one year or less, one Guaranteed Rate is credited for the full Guaranteed Term. For longer Guaranteed Terms, an initial Guaranteed Rate is credited from the date of deposit to the end of a specified period within the Guaranteed Term. There may be different Guaranteed Rate(s), which are higher than the initial Guaranteed Rate, declared for subsequent specified time intervals throughout the Guaranteed Term.

               Aetna may offer more than one Guaranteed Term of the same duration and credit one with a higher rate contingent upon use only with Dollar Cost Averaging.

1.24      Guaranteed Term:

               The period of time specified by Aetna for which a specific Guaranteed Rate(s) is offered on amounts invested during a specific Contribution Period. Guaranteed Terms are made available subject to Aetna's terms and conditions, including, but not limited to, Aetna's right to restrict allocations to new Purchase Payments (such as by prohibiting Transfers into a particular Guaranteed Term from any other Guaranteed Term or from any of the Subaccounts, or by prohibiting Reinvestment of a Matured Term Value to a particular Guaranteed Term). More than one Guaranteed Term of the same duration may be offered within the Contract.

1.25      Guaranteed Term(s) Groups:

               All Guaranteed Account Guaranteed Term(s) of the same duration (from the close of the Contribution Period until the designated Maturity Date).

1.26      Maintenance Fee:

               The Maintenance Fee (see Schedule - Accumulation Period) will be deducted during the Accumulation Period from the Account Value on each anniversary of the Account Effective Date and upon withdrawal of the entire Account.


GMC-VA-98(NY)                        Page 10

1.27      Market Value Adjustment (MVA):

               An adjustment that will apply to an amount withdrawn or transferred from a Guaranteed Account Guaranteed Term prior to the end of that Guaranteed Term. This adjustment will be applied except as outlined in Section 3.06 (b) Market Value Adjustment. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given. The adjustment is expressed as a percentage of each dollar being withdrawn (see Section III-Market Value Adjustment).

1.28      Matured Term Value:

               The amount due on a Guaranteed Account Guaranteed Term's Maturity Date.

1.29      Maturity Value Transfer:

               During the calendar month following a Guaranteed Account Maturity Date, the Certificate Holder may notify Aetna's home office in writing to Transfer or withdraw all or part of the Matured Term Value, plus accrued interest at the new Guaranteed Rate, from the Guaranteed Account without an MVA. This provision only applies to the first such written request received from the Certificate Holder during this period for any Matured Term Value.

1.30      Maturity Date:

               The last day of a Guaranteed Account Guaranteed Term.

1.31      Option Package:

               The version of the Contract selected which defines, among other things, the amount of the mortality and expense risk charge, the calculation of the death benefit, and the availability of certain withdrawals without imposition of a Deferred Sales Charge.

1.32      Purchase Payment(s):

               The Purchase Payment(s) less premium taxes, if applicable, accepted by Aetna at its home office. Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder or Certificate Holder.

1.33      Reinvestment:

               Aetna will mail a notice to the Certificate Holder at least 18 and not more than 45 calendar days before a Guaranteed Term's Maturity Date. This notice will contain the Terms available during current Contribution Periods with their Guaranteed Rate(s), and projected Matured Term Value. If no specific direction is given by the Certificate Holder prior to the Maturity Date, each Matured Term Value will be reinvested in the current Contribution Period for a Guaranteed Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each Matured Term Value will automatically be reinvested in the current Contribution Period for the next shortest Guaranteed Term available. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna will mail a confirmation statement to the Certificate Holder the next business day after the Maturity Date. This notice will state the Guaranteed Term and Guaranteed Rate(s) which will apply to the reinvested Matured Term Value.

1.34      Schedule Effective Date:

               The date that an Option Package becomes effective. This date is indicated on the Schedule - Accumulation Period. At initial purchase, this date is the same as the Account Effective Date.

1.35      Separate Account:

               A separate account that buys and holds shares of the Fund(s). Income, gains or losses, realized or unrealized, are credited or charged to the Separate Account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in the Separate Account and is not a trustee as to such amounts. The Separate Account generally is not guaranteed and is held at market value. The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Separate Account, shall not be charged with other Aetna liabilities.


GMC-VA-98(NY)                        Page 11

1.36      Subaccount(s):

               The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

1.37      Systematic Distribution Option:

               An option elected by the Certificate Holder during the Accumulation Period which establishes a schedule of withdrawals to be made automatically from the Certificate Holder's Account.

1.38      Transfers:

               The movement of invested amounts among the available Subaccount(s) and/or any Guaranteed Account Guaranteed Term made available, subject to terms and conditions established by Aetna, during the Accumulation Period or the Annuity Period.

1.39      Withdrawal Value:

               The amount payable by Aetna upon the withdrawal of any portion of an Account.

1.40      Valuation Date:

               The date and time in which Aetna calculates the net asset value of the Subaccount, usually from 4:00 p.m. Eastern time each day the New York Stock Exchange is open, to 4:00 p.m. the next such business day.

II.       GENERAL PROVISIONS
--------------------------------------------------------------------------------

2.01      Change of Contract:

               Only an authorized officer of Aetna may change the terms of this Contract. Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount or terms of any Annuity Payout Option which begins before the change.

               Aetna may make any change that affects the Market Value Adjustment (see Section III- Market Value Adjustment) with at least 30 days advance written notice to the Contract Holder and the Certificate Holder. Any such change shall become effective for any new Guaranteed Term and will apply only to new Certificate Holders.

               Any change that affects any of the following under this Contract will not apply to Accounts in existence before the effective date of the change:

               (a)  Account Value
               (b)  Guaranteed Rates - Guaranteed Account
               (c)  Purchase Payment
               (d)  Withdrawal Value
               (e)  Transfers
               (f)  Net Investment Factor(s) - Separate Account (see Section
                    III)
               (g)  Minimum Guaranteed Interest Rates (see Section V)
               (h)  Annuity Unit Value - Separate Account (see Section V)
               (i)  Annuity Payout Options (see Section V).


GMC-VA-98(NY)                        Page 12

               Any Account established on or after the effective date of any change will be subject to the change. The Contract may also be changed as deemed necessary by Aetna to comply with federal or state law.

2.02      Change of Fund(s):

               The assets of the Separate Account are segregated by Fund. If the shares of any Fund are no longer available for investment by the Separate Account or if, in our judgment, further investment in such shares should become inappropriate in view of the purpose of the Contract, Aetna may cease to make such Fund shares available for investment under the Contract prospectively, or Aetna may substitute shares of another Fund for shares already acquired. Aetna may also, from time to time, add additional Funds. Any elimination, substitution or addition of Funds will be done in accordance with applicable state and federal securities laws. Aetna reserves the right to substitute shares of another Fund for shares already acquired without a proxy vote.

               Any elimination, substitution or addition of funds will be done in accordance with federal securities laws and are subject to the approval of the Superintendent of the New York Insurance Department and Aetna will notify the Contract Holder of such change.

2.03      Nonparticipating Contract:

               The Contract Holder, Certificate Holders or Beneficiaries will not have a right to share in the earnings of Aetna.

2.04      Payments and Elections:

               While the Certificate Holder is living, Aetna will pay the Certificate Holder any Annuity Payments as and when due. After the Certificate Holder's death, or at the death of the first Certificate Holder if the Account is owned jointly, any Annuity Payments required to be made will be paid in accordance with
               Section V - Death of Annuitant/Beneficiary. Aetna will determine other payments and/or elections as of the end of the Valuation Date in which the request is received at its home office. Such payments will be made within seven calendar days of receipt at its home office of a written claim for payment which is in good order, except as provided in Section III - Payment of Withdrawal Value.

2.05      State Laws:

               The Contract and Certificate comply with the laws of the state in which they are delivered. Any withdrawal, death benefit amount, or Annuity Payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from annuity tables used to determine Annuity Payments.

2.06      Control of Contract:

               This is a Contract between the Contract Holder and Aetna. The Contract Holder has title to the Contract. Contract Holder rights are limited to accepting or rejecting Contract modifications. Nothing in the group annuity Contract invalidates or impairs any right granted to the Certificate Holder. The Certificate Holder has all other rights to amounts held in his or her Account.

               Each Certificate Holder shall own all amounts held in his or her Account. Each Certificate Holder may make any choices allowed by this Contract for his or her Account. Choices made under this Contract must be in writing. If the Account is owned jointly, both joint Certificate Holders must authorize any Certificate Holder change in writing. Until receipt of such choices at Aetna's home office, Aetna may rely on any previous choices made.

               The Contract is not subject to the claims of any creditors of the Contract Holder or the Certificate Holder, except to the extent permitted by law.

               The Certificate Holder may assign or transfer his or her rights under the Contract. Aetna reserves the right not to accept assignment or transfer to a nonnatural person. Any assignment or transfer made under the Contract must be submitted to Aetna's home office in writing and will not be effective until accepted by Aetna.


GMC-VA-98(NY)                        Page 13

2.07      Designation of Beneficiary:

               Each Certificate Holder shall name his or her Beneficiary and when designating the Beneficiary may elect to specify in writing the form of payment to the Beneficiary. Aetna will honor the specified form of payment to the extent permitted under section 72(s) of the Code. If the Account is owned jointly, both joint Certificate Holders must agree in writing to the Beneficiary designated. The Beneficiary may be changed at any time. Changes to a Beneficiary must be submitted to Aetna's home office in writing and will not be effective until accepted by Aetna. If the Account is owned jointly, at the death of one joint Certificate Holder, the survivor will be deemed the designated Beneficiary; any other Beneficiary on record will then be treated as a primary or a contingent Beneficiary, as originally designated unless and until changed by the new designated Beneficiary. If a designated Beneficiary defers taking payment of a death benefit, the designated Beneficiary has the right to name another Beneficiary.

2.08      Misstatements and Adjustments:

               If Aetna finds the age or sex of any Annuitant to be misstated, the amount payable under the Contract shall be adjusted for the correct age or sex; the amount of any underpayment or overpayment, with interest at six per cent per year, shall be credited to, or charged against, the current or next succeeding payment or payments to be made by Aetna under the Contract.

2.09      Incontestability:

               After two years, the Contract will be incontestable.

2.10      Grace Period:

               The Contract will remain in effect even if Purchase Payments are not continued except as provided in the Payment of Adjusted Account Value provision (see Section III - Payment of Adjusted Account Value).

2.11      Individual Certificates:

               Aetna shall issue a certificate to each Certificate Holder. The certificate contains all provisions of the Contract.

III.      PURCHASE PAYMENT, ACCOUNT VALUE, AND WITHDRAWAL PROVISIONS
--------------------------------------------------------------------------------

3.01      Purchase Payment:

               This amount is the actual Purchase Payment. Aetna reserves the right to pay premium taxes when due and deduct the amount from the Account Value when we pay the tax or at a later date.

               Each Purchase Payment will be allocated, as directed by the Certificate Holder, among:

               (a) Guaranteed Account Guaranteed Terms made available, subject to terms and conditions established by Aetna; and/or

               (b)  The Subaccount(s) offered through the Separate Account.

               For each Purchase Payment, the Certificate Holder shall tell Aetna the percentage of each Purchase Payment to allocate to any available Guaranteed Account Guaranteed Term and/or each Subaccount. Unless different allocation instructions are received for any additional Purchase Payment, the allocation will be the same as for the initial Purchase Payment. If the same Guaranteed Term is no longer available, the Purchase Payment will be allocated to the next shortest Guaranteed Term available in the current Deposit Period. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used.

3.02      Certificate Holder's Account:

               Aetna will maintain an Account for each Certificate Holder.

               Aetna will declare from time to time the acceptability and the minimum amount for initial and additional Purchase Payments.


GMC-VA-98(NY)                        Page 14

3.03      Accumulation Units - Separate Account:

               The portion of the Purchase Payment(s) applied to each Subaccount under the Separate Account will determine the number of accumulation units for that Subaccount. This number is equal to the portion of the Purchase Payment(s) applied to each Subaccount divided by the accumulation unit value (see Section III - Accumulation Unit Value - Separate Account) for the Valuation Date in which the Purchase Payment is received in good order at Aetna's home office.

3.04      Net Investment Factor(s) - Separate Account:

               The net investment factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net investment factor for a Subaccount for any Valuation Date is equal to the sum of 1.0000 plus the net investment rate. The net investment rate equals:

               (a) The net assets of the Subaccount on the current Valuation Date, minus
               (b) The net assets of the Subaccount on the preceding Valuation Date, plus or minus
               (c) Taxes or provisions for taxes, if any, attributable to the operation of the Subaccount;
               (d) Divided by the total value of the Subaccount's accumulation and annuity units on the preceding Valuation Date;
               (e) Minus a daily charge at the annual effective rate for mortality and expense risks as stated in the Schedule - Accumulation Period and Schedule - Annuity Period, and an administrative charge of 0.15% (unless reduced or eliminated) during the Accumulation Period and up to 0.25% during the Annuity Period (currently 0% during the Annuity Period).

               The net investment rate may be either positive or negative.

3.05      Accumulation Unit Value - Separate Account:

               An accumulation unit value is computed by multiplying the net investment factor for the current Valuation Date by the accumulation unit value for the previous Valuation Date. The dollar value of accumulation units, Separate Account assets, and variable Annuity Payments may go up or down due to investment gain or loss.

3.06      Market Value Adjustment (MVA):

               An MVA will apply to any withdrawal from the Guaranteed Account before the end of a Guaranteed Term when the withdrawal is:

               (a) A Transfer (including a Transfer from a Guaranteed Account Guaranteed Term if Dollar Cost Averaging is discontinued); except for Transfers under Dollar Cost Averaging, or as specified in Section I - Maturity Value Transfer;
               (b) A full or partial withdrawal (including a free withdrawal, see Section III - Deferred Sales Charge), except for a payment made:
                    (1)  Under a Systematic Distribution Option, or
                    (2) Under a qualified Contract, when the amount withdrawn is equal to the required minimum distribution for the Account calculated using a method permitted under the Code and agreed to by Aetna; or
               (c) Due to an election of Annuity Payout Option 1. Only a positive MVA will apply upon election of Annuity Payout Option 2 or 3 (see Section V - Annuity Payout Options).

               Full and partial withdrawals and Transfers made within six months after the date of the Annuitant's death will be the greater of:

               (a) The aggregate MVA amount which is the sum of all market value adjusted amounts resulting from a withdrawal(s). This total may be greater or less than the Account Value of those amounts; or
               (b) The applicable portion of the Account Value in the Guaranteed Account.

               After the six-month period, the withdrawal or Transfer will be the aggregate MVA amount, which may be greater or less than the Account Value of those amounts.


GMC-VA-98(NY)                        Page 15

               Market value adjusted amounts will be equal to the amount withdrawn multiplied by the following ratio:

                                            x
                                          -----
                                           365
                         (1 + i)
                        -----------------------
                                            x
                                          -----
                                           365
                         (1 + j)

               Where:

                    i    is the Contribution Period yield

                    j    is the current yield

                    x is the number of days remaining in the Guaranteed Term, computed from Wednesday of the week of withdrawal.

               The Contribution Period yield will be determined as follows:

               (a) At the close of the last business day of each week of the Contribution Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

               (b) The Contribution Period yield is the average of those yields for the Contribution Period. If withdrawal is made before the close of the Contribution Period, it is the average of those yields on each week preceding withdrawal.

               The current yield is the average of the yields for the remaining period in the guaranteed term on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the Contribution Period yield.

               In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed Term exist, Aetna reserves the right to use the U.S. Treasury Notes that mature in the following quarter.

3.07 Transfer of Account Value from the Subaccount(s) or Guaranteed Account During the Accumulation Period:

               Before an Annuity Payout Option is elected, all or any portion of the Adjusted Account Value of the Certificate Holder's Account may be transferred from any Subaccount or Guaranteed Term of the Guaranteed Account:

               (a)  To any other Subaccount; or

               (b) To any Guaranteed Term of the Guaranteed Account made available in the current Contribution Period, subject to terms and conditions specified by Aetna.

               Transfer requests can be submitted as a percentage or as a dollar amount. Aetna may establish a minimum transfer amount. Within a Guaranteed Term Group, the amount to be withdrawn or transferred will be withdrawn first from the oldest Contribution Period, then from the next oldest, and so on until the amount requested is satisfied.

               The Certificate Holder may make an unlimited number of Transfers during the Accumulation Period. The number of free Transfers allowed by Aetna is shown on the Schedule - Accumulation Period. Additional Transfers may be subject to a Transfer fee as shown on the Schedule - Accumulation Period.


GMC-VA-98(NY)                        Page 16

3.07 Transfer of Account Value from the Subaccount(s) or Guaranteed Account During the Accumulation Period (Cont'd):

               Amounts transferred from the Guaranteed Account under the Dollar Cost Averaging program, or amounts transferred as a Matured Term Value on or within one calendar month of a Maturity Date do not count against the annual Transfer limit.

               Amounts allocated to Guaranteed Account Guaranteed Terms may not be transferred to the Subaccounts or to another Guaranteed Term during a Contribution Period or for 90 days after the close of a Contribution Period except for:

               (a) Matured Term Value(s) during the calendar month following the Maturity Date;
               (b)  Amounts applied to an Annuity Payout Option;
               (c)  Amounts transferred under the Dollar Cost Averaging program;
               (d)  Amounts distributed under a Systematic Distribution Option;
                    and
               (e) Amounts transferred by Aetna if Dollar Cost Averaging is discontinued.

3.08      Notice to the Certificate Holder:

               The Certificate Holder will receive quarterly statements from Aetna of:

               (a)  The value of any amounts held in:

                    (1)  The Guaranteed Account; and
                    (2)  The Subaccount(s) under the Separate Account;

               (b)  The number of any accumulation units; and

               (c)  The accumulation unit value;

               (d)  The amount available to provide a paid-up annuity benefit;
                    and
               (e) The amount available for withdrawal (may be subject to a DSC or an MVA).

3.09      Loans:

               Loans are not available under this Contract.

3.10      Systematic Distribution Options:

               Aetna may, from time to time, make one or more Systematic Distribution Options available during the Accumulation Period. When a Systematic Distribution Option is elected, Aetna will make automatic payments from the Certificate Holder's Account. No Deferred Sales Charge or MVA will apply to the automatic payments made under a Systematic Distribution Option.

               Any Systematic Distribution Option will be subject to the following criteria:

               (a) Any Systematic Distribution Option will be made available on the basis of objective criteria consistently applied;

               (b) The availability of any Systematic Distribution Option may be limited by terms and conditions applicable to the election of such Systematic Distribution Option; and

               (c) Aetna may discontinue the availability of a Systematic Distribution Option at any time. Except to the extent required to comply with applicable law, discontinuance of a Systematic Distribution Option will apply only to future elections and will not affect Systematic Distribution Options in effect at the time an option is discontinued.

3.11      Death Benefit Amount:

               The amount of the death benefit is described in Section IV - OPTION PACKAGES.


GMC-VA-98(NY)                        Page 17

3.12      Death Benefit Options Available to Beneficiary:

               Prior to any election, or until amounts must be otherwise distributed under this section, the Account Value will be retained in the Account. The Beneficiary has the right to allocate or reallocate any amount to any of the available investment options (subject to an MVA, if applicable). If the Certificate Holder has specified the form of payment to the Beneficiary, the death benefit will be paid as elected by the Certificate Holder in the Beneficiary designation, to the extent permitted by section 72(s) of the Code. If the Certificate Holder has not specified a form of payment, the Beneficiary may elect one of the following options.

               (a) When the Certificate Holder is the Annuitant or when the Certificate Holder is a nonnatural person, and the Annuitant dies:

                    (1) If the Beneficiary is the surviving spouse, the spousal Beneficiary will be the successor Certificate Holder and may exercise all Certificate Holder rights under the Contract and continue in the Accumulation Period, or may elect (i) or (ii) below. Under the Code, distributions from the Account are not required until the spousal Beneficiary's death. The spousal Beneficiary may elect to:

                         (i) Apply some or all of the Adjusted Account Value to an Annuity Payout Option (see Section V); or

                         (ii) Receive, at any time, a lump sum payment equal to
                              the Adjusted Account Value.

                    (2) If the Beneficiary is other than the surviving spouse, then options (i) or (ii) above apply. Any portion of the Adjusted Account Value not applied to an Annuity Payout Option within one year of the death must be distributed within five years of the date of death.

                    (3) If no Beneficiary exists, a lump sum payment equal to the Adjusted Account Value must be made to the Annuitant's estate within five years of the date of death.

                    (4) If the Beneficiary is an entity, a lump sum payment equal to the Adjusted Account Value must be made within five years of the date of death, unless otherwise permitted by IRS regulation or ruling.

               (b) When the Certificate Holder is not the Annuitant and the Certificate Holder dies:

                    (1) If the Beneficiary is the Certificate Holder's surviving spouse, the spousal Beneficiary will be the successor Certificate Holder and may exercise all Certificate Holder rights under the Contract and continue in the Accumulation Period, or may elect (i) or (ii) below. Under the Code, distributions from the Account are not required until the spousal Beneficiary's death. The spousal Beneficiary may elect to:

                         (i) Apply some or all of the Adjusted Account Value to an Annuity Payout Option (see Section V); or

                         (ii) Receive, at any time, a lump sum payment equal to
                              the Withdrawal Value.

                    (2) If the Beneficiary is other than the Certificate Holder's surviving spouse, then options (i) or (ii) under (1) above apply. Any portion of the death benefit not applied to an Annuity Payout Option within one year of the Certificate Holder's death must be distributed within five years of the date of death.

                    (3) If no Beneficiary exists, a lump sum payment equal to the Withdrawal Value must be made to the Certificate Holder's estate within five years of the date of death.

                    (4) If the Beneficiary is an entity, a lump sum payment equal to the Withdrawal Value must be made within five years of the date of death, unless otherwise permitted by IRS regulation or ruling.

               (c) When the Certificate Holder is a natural person and not the Annuitant and the Annuitant dies, the Beneficiary (or the Certificate Holder if no Beneficiary exists) may elect to:

                    (1) Apply all or some of the Adjusted Account Value to an Annuity Payout Option within 60 days of the date of death; or

                    (2) Receive a lump sum payment equal to the Adjusted Account Value.


GMC-VA-98(NY)                        Page 18

3.13      Liquidation of Withdrawal Value:

               All or any portion of the Account Value may be withdrawn at any time. Withdrawal requests may be submitted as a percentage of the Account Value or as a specific dollar amount. Purchase Payment amounts are withdrawn first, and then the excess value, if any. Partial withdrawal amounts are withdrawn on a pro rata basis from the Subaccount(s) and/or the Guaranteed Term(s) Groups of the Guaranteed Account in which the Account Value is invested. Within a Guaranteed Term Group, the amount to be withdrawn or transferred will be withdrawn first from the oldest Contribution Period, then from the next oldest, and so on until the amount requested is satisfied.

               After deduction of the Maintenance Fee, if applicable, the withdrawn amount shall be reduced by a Deferred Sales Charge, if applicable. An MVA may apply to amounts withdrawn from the Guaranteed Account.

3.14      Deferred Sales Charge:

               The Deferred Sales Charge only applies to the Purchase Payment(s) portion withdrawn and varies according to the elapsed time since deposit (see Schedule - Accumulation Period). Purchase Payment amounts are withdrawn in the same order they were applied.

               No Deferred Sales Charge is deducted from any portion of the Purchase Payment which is paid:

               (a) To a Beneficiary due to the Annuitant's death before Annuity Payments start, up to a maximum of the aggregate Purchase Payment(s) minus the total of all partial surrenders, amounts applied to an Annuity Payout Option and deductions made prior to the Annuitant's date of death;

               (b)  For an Annuity Payout Option (see Section V);

               (c)  As a distribution under a Systematic Distribution Option;

               (d) For a full withdrawal of the Account where the Account Value is $2,500 or less and no withdrawals have been taken from the Account within the prior 12 months;

               (e)  By Aetna under Section III - Payment of Adjusted Account
                    Value;

               (f) Under a qualified Contract when the amount withdrawn is equal to the minimum distribution required by the Code for the Account, calculated using a method permitted under the Code and agreed to by Aetna;

               (g) As a free withdrawal as described in Section IV - OPTION PACKAGES; or

3.15      Payment of Withdrawal Value:

               Under certain emergency conditions, Aetna may defer payment:

               (a) For a period of up to six months (unless not allowed by state law); or
               (b)  As provided by federal law.

3.16      Payment of Adjusted Account Value:

               Upon 90 days written notice to the Certificate Holder, Aetna will terminate any Account if the Account Value becomes less than $2,000 immediately following any partial withdrawal and provided no Purchase Payments have been made in three years. Aetna does not intend to exercise this right in cases where an Account is reduced to $2,000 or less solely due to investment performance. A Deferred Sales Charge will not be deducted from the Adjusted Account Value.

3.17      Reinstatement:

               The Certificate Holder may reinstate the proceeds of a full withdrawal, subject to terms and conditions established by Aetna.


GMC-VA-98(NY)                        Page 19

IV.       OPTION PACKAGES
--------------------------------------------------------------------------------

The Contract offers three Option Packages regarding calculation of the death benefit and the ability to withdraw money free of Deferred Sales Charge. The Option Package selected is reflected in the Schedule-Accumulation Period attached to the Certificate. At initial purchase, the Schedule Effective Date is the same as the Account Effective Date. If, at a later date, the Certificate Holder wishes to replace the current Option Package with another available Option Package, the Certificate Holder may do so upon any anniversary of the Account Effective Date.

A different Schedule-Accumulation Period may apply to each Certificate Holder depending upon the Option Package selected.

Below is a description of the ability to elect other Option Packages and the contractual provisions of each Option Package.

4.01      Election of Option Packages:

               Any Certificate Holder, who meets the applicable minimum Account Value required by Aetna, may elect to replace the Option Package in effect with one of the other available Option Packages. The eligible Certificate Holder may make the election during the sixty day period prior to and including any anniversary of the Account Effective Date. Such election must be made in writing and received in good order at Aetna's home office during the election period.

               The effective date of the newly elected Option Package is the anniversary of the Account Effective Date at the end of the sixty day election period. Aetna will issue another Schedule reflecting the new Option Package chosen. The new Schedule will reflect the revisions to the Certificate Holder's benefits during the Accumulation Period, namely:

                    The new Schedule Effective Date,
                    The revised Charges to Separate Account,
                    The calculation of the death benefit, and The revised ability to withdraw money free of Deferred Sales Charge

               All other Contract features remain in effect from the Account Effective Date.

4.02      Description of Option Package I:

Deferred Sales Charge:

               In addition to the events described in Section III - Deferred Sales Charge, the total amount that may be withdrawn each Account Year without a Deferred Sales Charge cannot exceed 10% of the Account Value less:

               (1) Any amount(s) withdrawn and/or requested for withdrawal under a Systematic Distribution Option, or

               (2) Any amount(s) taken as a minimum required distribution as described in Section III - Deferred Sales Charge.

Death Benefit Calculation During the Accumulation Period:

               If the Certificate Holder or Annuitant dies before an Annuity Payout Option starts, the Beneficiary is entitled to a death benefit. If the Account is owned jointly, the death benefit applies at the death of the first joint Certificate Holder to die. The amount of the death benefit is determined as follows:

               (a)  Death of the Annuitant.

                    The death benefit is the greater of:

                    (1) The sum of all Purchase Payment(s) made, adjusted for amount(s) withdrawn or applied to an Annuity Payout Option as of the Claim Date; or

                    (2)  The Account Value on the Claim Date.


GMC-VA-98(NY)                        Page 20

                         On the Claim Date, if the amount of the death benefit is greater than the Account Value, the amount by which the death benefit exceeds the Account Value will be deposited and allocated to the money market fund available through the Separate Account.

                         The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. This amount may be greater or less than the amount of the death benefit on the Claim Date. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to Beneficiary.

               (b) Death of the Certificate Holder if the Certificate Holder is not the Annuitant.

                    On the Claim Date, the amount of the death benefit equals the Account Value.

                    The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. A Deferred Sales Charge may apply to any full or partial payment of the death benefit. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to Beneficiary.

               (c) Death of a spouse who is the Beneficiary of a Certificate Holder/Annuitant and who becomes a successor Certificate Holder/ Annuitant.

                    The amount of the death benefit paid to the Beneficiary at the death of a successor Certificate Holder/Annuitant is the greater of the values as described in (a) above except that in calculating (a)(1), the Account Value on the Claim Date for the prior Certificate Holder's death is treated as the initial Purchase Payment.

Charges to Separate Account:

               See Schedule-Accumulation Period.

4.03      Description of Option Package II:

Deferred Sales Charge:

               In addition to the events described in Section III - Deferred Sales Charge, the total amount that may be withdrawn each Account Year without a Deferred Sales Charge cannot exceed 10% of the Account Value less:

               (1) Any amount(s) withdrawn and/or requested for withdrawal under a Systematic Distribution Option, or

               (2) Any amount(s) taken as a minimum required distribution as described in Section III - Deferred Sales Charge.

Death Benefit Calculation During the Accumulation Period:

               If the Certificate Holder or Annuitant dies before an Annuity Payout Option starts, the Beneficiary is entitled to a death benefit. If the Account is owned jointly, the death benefit applies at the death of the first joint Certificate Holder to die. The amount of the death benefit is determined as follows:

               (a)  Death of the Annuitant.

                    The death benefit is the greatest of:

                    (1) The sum of all Purchase Payment(s) made, adjusted for amount(s) withdrawn or applied to an Annuity Payout Option as of the Claim Date; or

                    (2)  The Account Value on the Claim Date; or

                    (3)  The "Step-up Value" on the Claim Date.


GMC-VA-98(NY)                        Page 21

                    On the Schedule Effective Date, the Step-up Value is the greater of:

                    (1)  The Account Value; or

                    (2) The Step-up Value, if any, calculated on the anniversary prior to the Schedule Effective Date, adjusted for Purchase Payments(s) made and amount(s) withdrawn or applied to an Annuity Payout Option during the prior Account Year.

                         Thereafter, on each anniversary of the Schedule Effective Date until the anniversary immediately preceding the Annuitant's 85th birthday or death, whichever is earlier, the Step-up Value is equal to the greater of:

                         (a) The Step-up Value most recently calculated, adjusted for Purchase Payment(s) made and amount(s) withdrawn or applied to an Annuity Payout Option during the prior Account Year; or

                         (b) The Account Value on that anniversary of the Schedule Effective Date.

                              On the Claim Date, the Step-up Value shall equal the Step-up Value calculated prior to death. It is adjusted for Purchase Payment(s) made and amount(s) withdrawn or applied to an Annuity Payout Option since the anniversary on which the Step-up Value was calculated.

               On the Claim Date, if the amount of the death benefit is greater than the Account Value, the amount by which the death benefit exceeds the Account Value will be deposited and allocated to the money market fund available through the Separate Account.

               The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. This amount may be greater or less than the amount of the death benefit on the Claim Date. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to the Beneficiary.

               (b) Death of the Certificate Holder if the Certificate Holder is not the Annuitant.

                    On the Claim Date, the amount of the death benefit equals the Account Value.

                    The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. A Deferred Sales Charge may apply to any full or partial payment of the death benefit. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to the Beneficiary.

          (c) Death of a spouse who is the Beneficiary of a Certificate Holder/Annuitant and who becomes a successor Certificate Holder/ Annuitant.

               The amount of the death benefit paid to the Beneficiary at the death of a successor Certificate Holder/Annuitant is the greater of the values as described in (a) above except that:

               (1) In calculating (a)(1), the Account Value on the Claim Date for the prior Certificate Holder's death is treated as the initial Purchase Payment; and

               (2) In calculating (a)(3), the Step-up Value on the Claim Date for the prior Certificate Holder's death is the initial Step-up Value.

Charges to Separate Account:

See Schedule-Accumulation Period.


GMC-VA-98(NY)                        Page 22

4.04      Description of Option Package III:

Deferred Sales Charge:

               In addition to the events described in Section III - Deferred Sales Charge, the total amount that may be withdrawn each Account Year without a Deferred Sales Charge cannot exceed 10% of the Account Value less:

               (1) Any amount(s) withdrawn and/or requested for withdrawal under a Systematic Distribution Option, or

               (2) Any amount(s) taken as a minimum required distribution as described in Section III - Deferred Sales Charge.

               If the entire 10% of Account Value free of Deferred Sales Charge is not taken in any Account Year, the Certificate Holder may accumulate in successive Account Years the percentage not taken. The amount eligible each Account Year for withdrawal without a Deferred Sales Charge cannot exceed 30% of the Account Value less any amount(s) withdrawn and/or requested for withdrawal under a Systematic Distribution Option, or taken as a minimum required distribution as described in Section III - Deferred Sales Charge, during the Account Year.


Death Benefit Calculation During the Accumulation Period:

               If the Certificate Holder or Annuitant dies before an Annuity Payout Option starts, the Beneficiary is entitled to a death benefit. If the Account is owned jointly, the death benefit applies at the death of the first joint Certificate Holder to die. The amount of the death benefit is determined as follows:

               (a)  Death of the Annuitant.

                    The death benefit is the greatest of:

                    (1) The sum of all Purchase Payment(s) made, adjusted for amount(s) withdrawn or applied to an Annuity Payout Option as of the Claim Date; or

                    (2)  The Account Value on the Claim Date; or

                    (3)  The "Step-up Value" on the Claim Date.

                    On the Schedule Effective Date, the Step-up Value is the greater of:

                    (1)  The Account Value; or

                    (2) The Step-up Value, if any, calculated on the anniversary prior to the Schedule Effective Date, adjusted for Purchase Payments(s) made and amount(s) withdrawn or applied to an Annuity Payout Option during the prior Account Year.

                         Thereafter, on each anniversary of the Schedule Effective Date until the anniversary immediately preceding the Annuitant's 85th birthday or death, whichever is earlier, the Step-up Value is equal to the greater of:

                         (a) The Step-up Value most recently calculated, adjusted for Purchase Payment(s) made and amount(s) withdrawn or applied to an Annuity Payout Option during the prior Account Year; or

                         (b) The Account Value on that anniversary of the Schedule Effective Date.

                              On the Claim Date, the Step-up Value shall equal the Step-up Value calculated prior to death. It is adjusted for Purchase Payment(s) made and amount(s) withdrawn or applied to an Annuity Payout Option since the anniversary on which the Step-up Value was calculated.


GMC-VA-98(NY)                        Page 23

               On the Claim Date, if the amount of the death benefit is greater than the Account Value, the amount by which the death benefit exceeds the Account Value will be deposited and allocated to the money market fund available through the Separate Account.

               The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. This amount may be greater or less than the amount of the death benefit on the Claim Date. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to the Beneficiary.

               (b) Death of the Certificate Holder if the Certificate Holder is not the Annuitant.

                    On the Claim Date, the amount of the death benefit equals the Account Value.

                    The amount paid to the Beneficiary will equal the Adjusted Account Value on the date the payment request is processed. A Deferred Sales Charge may apply to any full or partial payment of the death benefit. The Beneficiary may elect a death benefit payment option as permitted in Section III - Death Benefit Options Available to the Beneficiary.

               (c) Death of a spouse who is the Beneficiary of a Certificate Holder/Annuitant and who becomes a successor Certificate Holder/ Annuitant.

                    The amount of the death benefit paid to the Beneficiary at the death of a successor Certificate Holder/Annuitant is the greater of the values as described in (a) above except that:

                    (1) In calculating (a)(1), the Account Value on the Claim Date for the prior Certificate Holder's death is treated as the initial Purchase Payment; and

                    (2) In calculating (a)(3), the Step-up Value on the Claim Date for the prior Certificate Holder's death is the initial Step-up Value.

Charges to Separate Account:

See Schedule-Accumulation Period.


GMC-VA-98(NY)                        Page 24

V.        Annuity Payout Provisions
--------------------------------------------------------------------------------

5.01      Annuity Payout Options:

          Annuity Payout Option 1 - Payments for a specified period:

               Payments are made for the number of years specified by the Certificate Holder. The number of years must be at least five and not more than 30.

          Annuity Payout Option 2 - Life income based on the life of one
          Annuitant:

               When this option is elected, the Certificate Holder must choose one of the following:

               (a)  Payments cease at the death of the Annuitant;

               (b) Payments are guaranteed for a specified period from five to 30 years;

               (c) Cash refund: when the Annuitant dies, the Beneficiary will receive a lump sum payment equal to the amount applied to the Annuity Payout Option (less any premium tax, if applicable) less the total amount of Annuity Payments made prior to such death. This cash refund feature is only available if the total amount applied to the Annuity Payout Option is allocated to a fixed Annuity Payment.

          Annuity Payout Option 3 - Life income based on the lives of two
          Annuitants:

               Payments are made for the lives of two Annuitants, one of whom is designated the primary Annuitant and the other the secondary Annuitant, and cease when both Annuitants have died. When this option is elected, the Certificate Holder must also choose one of the following:

               (a)  100% of the payment to continue after the first death;
               (b)  66 2/3% of the payment to continue after the first death;
               (c)  50% of the payment to continue after the first death;
               (d) 100% of the payment to continue after the first death and payments are guaranteed for a period of five to 30 years;
               (e) 100% of the payment to continue at the death of the secondary Annuitant and 50% of the payment to continue at the death of the primary Annuitant; or
               (f) 100% of the payment continues after the first death with a cash refund feature. When the primary Annuitant and secondary Annuitant die, the Beneficiary will receive a lump sum payment equal to the amount applied to the Annuity Payout Option (less any premium tax) less the total amount of Annuity Payments paid prior to such death. This cash refund feature is only available if the total amount applied to the Annuity Payout Option is allocated to a fixed Annuity Payment.

               If a fixed Annuity Payment is chosen under Annuity Payout Option 1, 2 (a) or (b), or 3 (a) or (d), the Certificate Holder may elect, at the time the Annuity Payout Option is selected, an annual increase of one, two or three percent compounded annually.

               As allowed under applicable state law, Aetna reserves the right to offer additional Annuity Payout Options.

5.02      Annuity Payment Choices:

               The Certificate Holder may tell Aetna to apply any portion of the Adjusted Account Value (minus any premium tax, if applicable,) to any Annuity Payout Option . The first Annuity Payment may not be earlier than one calendar year after the initial Purchase Payment nor later than the later of:

               (a) The first day of the month following the Annuitant's 85th birthday; or

               (b) The tenth anniversary of the last Purchase Payment. In lieu of the election of an Annuity Payout Option, the Certificate Holder may tell Aetna to make a lump sum payment.


GMC-VA-98(NY)                        Page 25

               When an Annuity Payout Option is chosen, Aetna must also be told if payments are to be made other than monthly and whether to pay:

               (a)  A fixed Annuity Payment using the General Account;

               (b) A variable Annuity Payment using any of the Subaccount(s) available under this Contract for the Annuity Period; or

               (c)  A combination of (a) and (b).

               If a fixed Annuity Payment is chosen, the payment rate for the option chosen, shown on the tables immediately following, reflects at least the minimum guaranteed interest rate (see Schedule Annuity Period), but may reflect a higher interest rate.

               If a variable Annuity Payment is chosen, the initial Annuity Payment for the option elected reflects the Assumed Interest Rate
               (AIR) elected (see Schedule - Annuity Period). The Certificate Holder must allocate specified amounts among the Subaccounts available during the Annuity Period. Aetna reserves the right to limit the number of Subaccounts available at one time and to limit the number of Subaccounts the Certificate Holder may select during the Annuity Period. Subject to terms and conditions established by Aetna, the Certificate Holder may transfer all or any portion of the amount allocated to a Subaccount to another Subaccount. The number of Transfers allowed without charge each year is shown on Schedule - Annuity Period.

               Transfer requests must be submitted as a percentage of the allocation among the Subaccounts. Aetna reserves the right to establish a minimum transfer amount. Transfers will be effective as of the Valuation Date in which Aetna receives a transfer request in good order at its home office.

5.03      Terms of Annuity Payout Options:

               (a) When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

               (b) An Annuity Payout Option may not be elected if the first payment would be less than $50 or if the total payments in a year would be less than $250 (less if required by state law). Aetna reserves the right to increase the minimum first Annuity Payment amount and the minimum annual Annuity payment amount based upon increases reflected in the Consumer Price Index-Urban, (CPI-U) since July 1, 1993.

               (c) If an Annuity Payment is chosen and a larger payment would result from applying the Withdrawal Value or, if greater, 95% of what the withdrawal would be if there were no withdrawal fee, to a current Aetna single premium immediate Annuity, Aetna will make the larger payment.

               (d) For purposes of calculating the guaranteed first payment of a variable or fixed Annuity Payment, the primary Annuitant's and secondary Annuitant's adjusted age will be used. The primary Annuitant's and secondary Annuitant's adjusted age is his or her age as of the birthday closest to the Annuity Payment commencement date reduced by one year for commencement dates occurring during the period of time from July 1, 1993 through December 31, 1999. The primary Annuitant's and secondary Annuitant's age will be reduced by two years for commencement dates occurring during the period of time from January 1, 2000 through December 31, 2009. The primary Annuitant's and secondary Annuitant's age will be reduced by one additional year for Annuity commencement dates occurring in each succeeding decade.

                    The attached payment rates for Annuity Payout Options 2 and 3 are based on mortality from 1983 Table a.


GMC-VA-98(NY)                        Page 26

               (e) Assumed Interest Rate (AIR) is the interest rate used to determine the amount of the first Annuity Payment under a variable Annuity Payment as shown on Schedule - Annuity Period. The Separate Account must earn this rate plus enough to cover the mortality and expense risks charges (which may include profit) and administrative charges if future variable Annuity Payments are to remain level, (see Schedule
                    - Annuity Period).

               (f) Once elected, Annuity Payments cannot be commuted to a lump sum except for variable Annuity Payments under Annuity Payout Option 1.

5.04      Death of Annuitant/Beneficiary:

               (a) Certificate Holder is the Annuitant: When the Certificate Holder is the Annuitant and the Annuitant dies under Annuity Payout Option 1 or 2(b), or both the primary Annuitant and the secondary Annuitant die under Annuity Payout Option 3(d), any remaining payments will continue to the Beneficiary, or if elected by the Beneficiary and not prohibited by the Certificate Holder in the Beneficiary designation, the present value of any remaining payments will be paid in one sum to the Beneficiary. If Annuity Payout Option 3 has been elected and the Certificate Holder dies, the remaining payments will continue to the successor payee. If no successor payee has been designated, the Beneficiary will be treated as the successor payee. If the Account has joint Certificate Holders, the surviving joint Certificate Holder will be deemed the successor payee.

               (b) Certificate Holder is not the Annuitant: When the Certificate Holder is not the Annuitant and the Certificate Holder dies, any remaining payments will continue to the successor payee. If no successor payee has been designated, the Beneficiary will be treated as the successor payee. If the Account has joint Certificate Holders, the surviving joint Certificate Holder will be deemed the successor payee.

                    If the Annuitant dies under Annuity Payout Option 1 or 2(b), or both the primary Annuitant and secondary Annuitant die under Annuity Payout Option 3(d), any remaining payments will continue to the Beneficiary, or if elected by the Beneficiary and not prohibited by the Certificate Holder in the Beneficiary designation, the present value of any remaining payments will be paid in one sum to the Beneficiary. If Annuity Payout Option 3 has been elected and the Annuitant dies, the remaining payments will continue to the Certificate Holder.

               (c) No Beneficiary Named/Surviving: If there is no Beneficiary, the present value of any remaining payments will be paid in one sum to the Certificate Holder, or if the Certificate Holder is not living, then to the Certificate Holder's estate.

               (d) If the Beneficiary or the successor payee dies while receiving Annuity Payments, any remaining payments will continue to the successor Beneficiary/payee or upon election by the successor Beneficiary/payee, the present value of any remaining payments will be paid in one sum to the successor Beneficiary/payee. If no successor Beneficiary/payee has been designated, the present value of any remaining payments will be paid in one sum to the Beneficiary's/payee's estate.

               (e) The present value will be determined as of the Valuation Date in which proof of death acceptable to Aetna and a request for payment is received at Aetna's home office.

5.05      Annuity Units - Separate Account:

               The number of annuity units is based on the amount of the first variable Annuity Payment which is equal to:

               (a) The portion of the Account Value applied to pay a variable Annuity Payment (minus any applicable premium tax); divided by

               (b)  1,000; multiplied by

               (c) The payment rate on the tables immediately following, for the option chosen.


GMC-VA-98(NY)                        Page 27

               Such amount, or portion, of the variable Annuity Payment will be divided by the appropriate annuity unit value (see Section V - Annuity Unit Value - Separate Account) on the tenth Valuation Date before the due date of the first payment to determine the number of annuity units. The number of annuity units remains fixed. Each future payment is equal to the sum of the products of each annuity unit value multiplied by the appropriate number of annuity units. The annuity unit value on the tenth Valuation Date prior to the due date of the payment is used.

5.06      Annuity Unit Value - Separate:

               For any Valuation Date, an annuity unit value is equal to:

               (a)  The value for the previous Valuation Date; multiplied by

               (b) The annuity net return factor(s) (see Section V - Net Return Factor(s) - Separate Account) for the Valuation Date; multiplied by

               (c)  A factor to reflect the AIR (see Schedule - Annuity Period).

                    The annuity unit value and Annuity Payment amount may go up or down due to investment gain or loss.

5.07      Net Return Factor(s) - Separate Account:

               The net return factor(s) are used to compute all variable Annuity Payments for any Subaccount.

               The net return factor for each Subaccount is equal to 1.0000000 plus the net return rate.

               The net return rate is equal to:

               (a) The value of the shares of the Subaccount at the end of a Valuation Date; minus

               (b) The value of the shares of the Subaccount at the start of the Valuation Date; plus or minus

               (c) Taxes (or reserves for taxes) on the Separate Account (if any); divided by

               (d) The total value of the annuity units at the start of the Valuation Date; minus

               (e) A daily charge for mortality and expense risks, which may include profit, and a daily administrative charge at the annual rate as shown on Schedule - Annuity Period.

               A net return rate may be more or less than 0%.

               The value of a share of the Subaccount is equal to the net assets of the Subaccount divided by the number of shares outstanding.

               Annuity Payments shall not be changed due to changes in the mortality or expense results or administrative charges.


GMC-VA-98(NY)                        Page 28

                    OPTION 1: Payments for a Specified Period

--------------------------------------------------------------------------------
                         Monthly Amount for Each $1,000*
          Rates for a Fixed Annuity with a 3% Guaranteed Interest Rate
--------------------------------------------------------------------------------
     Years               Payment               Years               Payment
--------------------------------------------------------------------------------
       5                 $17.91                 18                  $5.96
       6                  15.14                 19                   5.73
       7                  13.16                 20                   5.51
       8                  11.68                 21                   5.32
       9                  10.53                 22                   5.15
      10                   9.61                 23                   4.99
      11                   8.86                 24                   4.84
      12                   8.24                 25                   4.71
      13                   7.71                 26                   4.59
      14                   7.26                 27                   4.47
      15                   6.87                 28                   4.37
      16                   6.53                 29                   4.27
      17                   6.23                 30                   4.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      First Monthly Amount for Each $1,000*
                  Rates for a Variable Annuity with a 3.5% AIR
--------------------------------------------------------------------------------
     Years               Payment               Years               Payment
--------------------------------------------------------------------------------
       5                 $18.12                 18                  $6.20
       6                  15.35                 19                   5.97
       7                  13.38                 20                   5.75
       8                  11.90                 21                   5.56
       9                  10.75                 22                   5.39
      10                   9.83                 23                   5.24
      11                   9.09                 24                   5.09
      12                   8.46                 25                   4.96
      13                   7.94                 26                   4.84
      14                   7.49                 27                   4.73
      15                   7.10                 28                   4.63
      16                   6.76                 29                   4.53
      17                   6.47                 30                   4.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      First Monthly Amount for Each $1,000*
                   Rates for a Variable Annuity with a 5% AIR
--------------------------------------------------------------------------------
     Years               Payment               Years               Payment
--------------------------------------------------------------------------------
       5                 $18.74                 18                  $6.94
       6                  15.99                 19                   6.71
       7                  14.02                 20                   6.51
       8                  12.56                 21                   6.33
       9                  11.42                 22                   6.17
      10                  10.51                 23                   6.02
      11                   9.77                 24                   5.88
      12                   9.16                 25                   5.76
      13                   8.64                 26                   5.65
      14                   8.20                 27                   5.54
      15                   7.82                 28                   5.45
      16                   7.49                 29                   5.36
      17                   7.20                 30                   5.28
--------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 29

            Option 2: Life Income Based on the Life of One Annuitant

------------------------------------------------------------------------------------------------------------------------------------
                                               Monthly Payment Amount for Each $1,000*
                                     Rates for a Fixed Annuity with 3% Guaranteed Interest Rate
               Option 2(a):        Option 2(b):        Option 2(b):        Option 2(b):        Option 2(b):        Option 2(c):
 Adjusted      payments for          payments            payments            payments            payments           Cash Refund
  Age of           life             guaranteed          guaranteed          guaranteed          guaranteed
Annuitant                            5 years             10 years            15 years            20 years
              Male     Female     Male     Female    Male      Female    Male      Female    Male      Female    Male      Female
    50       $4.27      $3.90    $4.26      $3.90    $4.22     $3.89     $4.17     $3.86     $4.08     $3.82     $4.04      $3.78
    51        4.34       3.97     4.33       3.96     4.30      3.95      4.23      3.92      4.14      3.88      4.10       3.84
    52        4.43       4.03     4.41       4.03     4.37      4.01      4.30      3.98      4.20      3.93      4.16       3.89
    53        4.51       4.10     4.50       4.10     4.45      4.08      4.37      4.04      4.26      3.99      4.23       3.95
    54        4.60       4.18     4.59       4.17     4.54      4.15      4.45      4.11      4.32      4.04      4.29       4.01

    55        4.70       4.25     4.68       4.25     4.62      4.22      4.53      4.18      4.39      4.11      4.37       4.07
    56        4.80       4.34     4.78       4.33     4.72      4.30      4.61      4.25      4.45      4.17      4.44       4.13
    57        4.91       4.42     4.89       4.41     4.82      4.38      4.69      4.32      4.51      4.23      4.52       4.20
    58        5.03       4.52     5.00       4.51     4.92      4.47      4.78      4.40      4.58      4.30      4.61       4.28
    59        5.15       4.61     5.12       4.60     5.03      4.56      4.87      4.48      4.65      4.37      4.69       4.35

    60        5.28       4.72     5.25       4.70     5.14      4.66      4.96      4.57      4.71      4.44      4.78       4.43
    61        5.43       4.83     5.39       4.81     5.27      4.76      5.06      4.66      4.78      4.51      4.88       4.52
    62        5.58       4.95     5.53       4.93     5.39      4.87      5.16      4.75      4.84      4.58      4.98       4.60
    63        5.74       5.08     5.69       5.05     5.53      4.98      5.26      4.85      4.90      4.65      5.09       4.70
    64        5.91       5.21     5.85       5.18     5.66      5.10      5.36      4.95      4.96      4.72      5.20       4.80

    65        6.10       5.36     6.03       5.32     5.81      5.22      5.46      5.05      5.02      4.79      5.31       4.90
    66        6.30       5.51     6.21       5.47     5.96      5.36      5.56      5.16      5.08      4.86      5.44       5.01
    67        6.51       5.67     6.41       5.63     6.12      5.50      5.66      5.26      5.13      4.93      5.56       5.12
    68        6.73       5.85     6.62       5.80     6.28      5.65      5.77      5.37      5.18      5.00      5.70       5.24
    69        6.97       6.04     6.84       5.98     6.44      5.80      5.86      5.49      5.23      5.06      5.84       5.37

    70        7.23       6.25     7.07       6.18     6.61      5.97      5.96      5.60      5.27      5.12      5.98       5.51
    71        7.51       6.47     7.32       6.39     6.79      6.14      6.05      5.71      5.31      5.18      6.14       5.65
    72        7.80       6.71     7.58       6.62     6.96      6.32      6.14      5.83      5.34      5.23      6.30       5.80
    73        8.12       6.98     7.85       6.86     7.14      6.50      6.23      5.94      5.37      5.28      6.47       5.96
    74        8.46       7.26     8.14       7.12     7.32      6.69      6.31      6.04      5.40      5.32      6.65       6.13

    75        8.82       7.57     8.45       7.40     7.50      6.89      6.38      6.14      5.42      5.35      6.83       6.31
------------------------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 30

            Option 2: Life Income Based on the Life of One Annuitant

------------------------------------------------------------------------------------------------------------------
                                   First Monthly Payment Amount for Each $1,000*
                                     Rates for a Variable Annuity with 3.5% AIR
------------------------------------------------------------------------------------------------------------------
                Option 2(a):         Option 2(b):         Option 2(b):         Option 2(b):         Option 2(b):
Adjusted        payments for           payments             payments             payments             payments
 Age of             life              guaranteed           guaranteed           guaranteed           guaranteed
Annuitant                               5 years             10 years             15 years             20 years
              ----------------     ----------------     ----------------     ----------------     ----------------
              Male      Female     Male      Female     Male      Female     Male      Female     Male      Female
------------------------------------------------------------------------------------------------------------------
   50         $4.56     $4.20      $4.55      $4.19     $4.51      $4.18     $4.45      $4.15     $4.36      $4.11
   51          4.64      4.26       4.62       4.25      4.58       4.24      4.51       4.21      4.42       4.16
   52          4.72      4.32       4.70       4.32      4.66       4.30      4.58       4.26      4.48       4.21
   53          4.80      4.39       4.79       4.38      4.74       4.36      4.65       4.32      4.53       4.27
   54          4.89      4.46       4.87       4.46      4.82       4.43      4.73       4.39      4.59       4.32

   55          4.99      4.54       4.97       4.53      4.91       4.50      4.80       4.46      4.65       4.38
   56          5.09      4.62       5.07       4.61      5.00       4.58      4.88       4.53      4.72       4.44
   57          5.20      4.71       5.17       4.70      5.10       4.66      4.96       4.60      4.78       4.50
   58          5.32      4.80       5.29       4.79      5.20       4.75      5.05       4.68      4.84       4.57
   59          5.44      4.90       5.41       4.88      5.31       4.84      5.14       4.76      4.91       4.63

   60          5.57      5.00       5.53       4.99      5.42       4.93      5.23       4.84      4.97       4.70
   61          5.71      5.11       5.67       5.09      5.54       5.03      5.32       4.93      5.03       4.77
   62          5.86      5.23       5.81       5.21      5.66       5.14      5.42       5.02      5.09       4.84
   63          6.02      5.36       5.97       5.33      5.79       5.25      5.51       5.11      5.16       4.91
   64          6.20      5.49       6.13       5.46      5.93       5.37      5.61       5.21      5.21       4.98

   65          6.38      5.64       6.31       5.60      6.07       5.49      5.71       5.31      5.27       5.05
   66          6.58      5.79       6.49       5.75      6.22       5.63      5.81       5.41      5.32       5.12
   67          6.79      5.95       6.69       5.91      6.38       5.76      5.91       5.52      5.38       5.18
   68          7.02      6.13       6.89       6.08      6.53       5.91      6.01       5.63      5.42       5.25
   69          7.26      6.32       7.11       6.26      6.70       6.06      6.11       5.74      5.47       5.31

   70          7.52      6.53       7.35       6.45      6.86       6.23      6.20       5.85      5.51       5.37
   71          7.80      6.75       7.59       6.66      7.03       6.39      6.29       5.96      5.54       5.42
   72          8.09      6.99       7.85       6.89      7.21       6.57      6.38       6.07      5.57       5.47
   73          8.41      7.26       8.12       7.13      7.38       6.75      6.46       6.17      5.60       5.51
   74          8.75      7.54       8.41       7.39      7.55       6.94      6.53       6.28      5.63       5.55

   75          9.12      7.85       8.71       7.66      7.73       7.13      6.61       6.38      5.65       5.59
------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 31

            Option 2: Life Income Based on the Life of One Annuitant

------------------------------------------------------------------------------------------------------------------
                                   First Monthly Payment Amount for Each $1,000*
                                      Rates for a Variable Annuity with 5% AIR
------------------------------------------------------------------------------------------------------------------
                Option 2(a):         Option 2(b):         Option 2(b):         Option 2(b):         Option 2(b):
Adjusted        payments for           payments             payments             payments             payments
 Age of             life              guaranteed           guaranteed           guaranteed           guaranteed
Annuitant                               5 years             10 years             15 years             20 years
              ----------------     ----------------     ----------------     ----------------     ----------------
              Male      Female     Male      Female     Male      Female     Male      Female     Male      Female
---------------------------------------------------     ----------------     ----------------     ----------------
   50         $5.48     $5.12      $5.46      $5.11     $5.41      $5.09     $5.34      $5.06     $5.24      $5.01
   51          5.55      5.17       5.53       5.17      5.48       5.14      5.40       5.11      5.29       5.05
   52          5.63      5.23       5.61       5.23      5.55       5.20      5.46       5.16      5.34       5.10
   53          5.71      5.30       5.69       5.29      5.62       5.26      5.53       5.22      5.40       5.15
   54          5.80      5.37       5.77       5.36      5.70       5.33      5.60       5.27      5.45       5.20

   55          5.89      5.44       5.86       5.43      5.79       5.39      5.67       5.34      5.51       5.25
   56          5.99      5.52       5.96       5.51      5.87       5.47      5.74       5.40      5.56       5.31
   57          6.10      5.60       6.06       5.59      5.97       5.54      5.82       5.47      5.62       5.37
   58          6.21      5.69       6.17       5.67      6.06       5.62      5.90       5.54      5.68       5.42
   59          6.33      5.79       6.29       5.77      6.17       5.71      5.98       5.61      5.74       5.48

   60          6.46      5.89       6.41       5.87      6.28       5.80      6.06       5.69      5.79       5.55
   61          6.60      6.00       6.55       5.97      6.39       5.90      6.15       5.77      5.85       5.61
   62          6.75      6.11       6.69       6.08      6.51       6.00      6.24       5.86      5.91       5.67
   63          6.91      6.23       6.84       6.20      6.64       6.10      6.33       5.95      5.96       5.73
   64          7.09      6.37       7.00       6.33      6.77       6.22      6.42       6.04      6.02       5.80

   65          7.27      6.51       7.18       6.46      6.91       6.34      6.52       6.13      6.07       5.86
   66          7.47      6.66       7.36       6.61      7.05       6.46      6.61       6.23      6.12       5.92
   67          7.68      6.82       7.55       6.76      7.20       6.60      6.70       6.33      6.16       5.99
   68          7.91      7.00       7.76       6.93      7.35       6.74      6.80       6.43      6.21       6.04
   69          8.15      7.19       7.98       7.11      7.51       6.89      6.89       6.54      6.25       6.10

   70          8.41      7.39       8.21       7.30      7.67       7.04      6.97       6.64      6.28       6.15
   71          8.69      7.62       8.45       7.51      7.83       7.21      7.06       6.74      6.32       6.20
   72          8.99      7.86       8.70       7.73      8.00       7.38      7.14       6.85      6.35       6.25
   73          9.31      8.12       8.97       7.97      8.16       7.55      7.21       6.95      6.37       6.29
   74          9.65      8.41       9.26       8.23      8.33       7.73      7.29       7.04      6.39       6.33

   75         10.02      8.72       9.55       8.50      8.50       7.92      7.35       7.14      6.41       6.36
------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 32

           Option 3: Life Income Based on the Lives of Two Annuitants

----------------------------------------------------------------------------------------------------------------------
                                         Monthly Payment Amount for Each $1,000*
                               Rates for a Fixed Annuity with 3% Guaranteed Interest Rate
                               Primary Annuitant is Female and Secondary Annuitant is Male
----------------------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
Primary       Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)     Option 3(f)
----------------------------------------------------------------------------------------------------------------------
   55            50            $3.75          $4.07           $4.26           $3.75           $3.98           $3.72
   55            55             3.88           4.25            4.47            3.87            4.06            3.85
   55            60             3.99           4.44            4.71            3.98            4.12            3.94

   60            55             4.06           4.47            4.71            4.06            4.37            4.02
   60            60             4.24           4.71            4.99            4.23            4.47            4.17
   60            65             4.38           4.97            5.32            4.38            4.54            4.29

   65            60             4.49           5.01            5.32            4.48            4.89            4.39
   65            65             4.72           5.33            5.70            4.71            5.02            4.59
   65            70             4.93           5.68            6.15            4.91            5.14            4.74

   70            65             5.07           5.75            6.17            5.05            5.60            4.87
   70            70             5.40           6.21            6.70            5.36            5.79            5.13
   70            75             5.69           6.68            7.32            5.62            5.96            5.29

   75            70             5.89           6.82            7.40            5.81            6.63            5.48
   75            75             6.37           7.45            8.15            6.23            6.92            5.78
   75            80             6.78           8.11            8.99            6.54            7.15            5.93
----------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 33

           Option 3: Life Income Based on the Lives of Two Annuitants

------------------------------------------------------------------------------------------------------
                             First Monthly Payment Amount for Each $1,000*
                               Rates for a Variable Annuity with 3.5% AIR
                      Primary Annuitant Is Female and Secondary Annuitant Is Male
------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
 Primary      Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)
------------------------------------------------------------------------------------------------------
   55            50           $4.03          $4.36           $4.55           $4.03           $4.27
   55            55            4.16           4.54            4.76            4.15            4.34
   55            60            4.27           4.73            5.00            4.26            4.40

   60            55            4.34           4.76            5.00            4.34            4.65
   60            60            4.51           4.99            5.27            4.50            4.74
   60            65            4.66           5.25            5.61            4.65            4.82

   65            60            4.76           5.29            5.60            4.75            5.16
   65            65            4.99           5.61            5.99            4.98            5.30
   65            70            5.19           5.97            6.44            5.17            5.41

   70            65            5.34           6.03            6.46            5.31            5.88
   70            70            5.67           6.49            6.99            5.62            6.07
   70            75            5.95           6.96            7.61            5.87            6.23

   75            70            6.16           7.10            7.68            6.07            6.90
   75            75            6.64           7.73            8.43            6.48            7.19
   75            80            7.04           8.39            9.29            6.79            7.42
------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 34

           Option 3: Life Income Based on the Lives of Two Annuitants

---------------------------------------------------------------------------------------------------------------
                                  First Monthly Payment Amount for Each $1,000*
                                     Rates for a Variable Annuity with 5% AIR
                           Primary Annuitant is Female and Secondary Annuitant is Male
---------------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
 Primary      Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)
---------------------------------------------------------------------------------------------------------------
   55            50           $4.93          $5.27           $5.46           $4.93           $5.17
   55            55            5.04           5.44            5.66            5.04            5.23
   55            60            5.15           5.63            5.91            5.14            5.29

   60            55            5.21           5.65            5.89            5.21            5.53
   60            60            5.37           5.87            6.16            5.37            5.62
   60            65            5.52           6.14            6.51            5.51            5.70

   65            60            5.61           6.16            6.49            5.60            6.03
   65            65            5.83           6.49            6.87            5.82            6.15
   65            70            6.04           6.84            7.34            6.00            6.27

   70            65            6.17           6.90            7.33            6.13            6.73
   70            70            6.49           7.35            7.87            6.44            6.91
   70            75            6.77           7.84            8.51            6.68            7.07

   75            70            6.97           7.96            8.56            6.87            7.75
   75            75            7.45           8.60            9.33            7.27            8.04
   75            80            7.86           9.28           10.20            7.57            8.27
--------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 35

           Option 3: Life Income Based on the Lives of Two Annuitants

----------------------------------------------------------------------------------------------------------------------
                                         Monthly Payment Amount for Each $1,000*
                               Rates for a Fixed Annuity with 3% Guaranteed Interest Rate
                               Primary Annuitant is Male and Secondary Annuitant is Female
----------------------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
Primary       Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)     Option 3(f)
----------------------------------------------------------------------------------------------------------------------
   55            50           $3.69          $4.05           $4.27           $3.69           $4.13           $3.67
   55            55            3.88           4.25            4.47            3.87            4.25            3.85
   55            60            4.06           4.47            4.71            4.06            4.36            4.02

   60            55            3.99           4.44            4.71            3.98            4.55            3.94
   60            60            4.24           4.71            4.99            4.23            4.70            4.17
   60            65            4.49           5.01            5.32            4.48            4.85            4.39

   65            60            4.38           4.97            5.32            4.38            5.10            4.29
   65            65            4.72           5.33            5.70            4.71            5.32            4.59
   65            70            5.07           5.75            6.17            5.05            5.54            4.87

   70            65            4.93           5.68            6.15            4.91            5.86            4.74
   70            70            5.40           6.21            6.70            5.36            6.18            5.13
   70            75            5.89           6.82            7.40            5.81            6.49            5.48

   75            70            5.69           6.68            7.32            5.62            6.92            5.29
   75            75            6.37           7.45            8.15            6.23            7.40            5.78
   75            80            7.07           8.34            9.16            6.78            7.85            6.17
----------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 36

           Option 3: Life Income Based on the Lives of Two Annuitants

------------------------------------------------------------------------------------------------------
                             First Monthly Payment Amount for Each $1,000*
                               Rates for a Variable Annuity with 3.5% AIR
                      Primary Annuitant is Male and Secondary Annuitant is Female
------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
 Primary      Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)
------------------------------------------------------------------------------------------------------
   55            50           $3.97          $4.35           $4.56           $3.97           $4.42
   55            55            4.16           4.54            4.76            4.15            4.54
   55            60            4.34           4.76            5.00            4.34            4.64

   60            55            4.27           4.73            5.00            4.26            4.83
   60            60            4.51           4.99            5.27            4.50            4.98
   60            65            4.76           5.29            5.60            4.75            5.13

   65            60            4.66           5.25            5.61            4.65            5.39
   65            65            4.99           5.61            5.99            4.98            5.60
   65            70            5.34           6.03            6.46            5.31            5.81

   70            65            5.19           5.97            6.44            5.17            6.14
   70            70            5.67           6.49            6.99            5.62            6.47
   70            75            6.16           7.10            7.68            6.07            6.77

   75            70            5.95           6.96            7.61            5.87            7.20
   75            75            6.64           7.73            8.43            6.48            7.68
   75            80            7.33           8.62            9.45            7.02            8.13
------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 37

           Option 3: Life Income Based on the Lives of Two Annuitants

------------------------------------------------------------------------------------------------------
                             First Monthly Payment Amount for Each $1,000*
                                Rates for a Variable Annuity with 5% AIR
                      Primary Annuitant Is Male and Secondary Annuitant is Female
------------------------------------------------------------------------------------------------------
     Adjusted Ages
-----------------------
                                                                            payments
                                                                           guaranteed
 Primary      Secondary                                                     10 years
Annuitant     Annuitant     Option 3(a)    Option 3(b)     Option 3(c)     Option 3(d)     Option 3(e)
------------------------------------------------------------------------------------------------------
   55             50           $4.88          $5.26           $5.48          $4.88           $5.34
   55             55            5.04           5.44            5.66           5.04            5.43
   55             60            5.21           5.65            5.89           5.21            5.53

   60             55            5.15           5.63            5.91           5.14            5.73
   60             60            5.37           5.87            6.16           5.37            5.86
   60             65            5.61           6.16            6.49           5.60            6.01

   65             60            5.52           6.14            6.51           5.51            6.28
   65             65            5.83           6.49            6.87           5.82            6.47
   65             70            6.17           6.90            7.33           6.13            6.67

   70             65            6.04           6.84            7.34           6.00            7.03
   70             70            6.49           7.35            7.87           6.44            7.33
   70             75            6.97           7.96            8.56           6.87            7.62

   75             70            6.77           7.84            8.51           6.68            8.08
   75             75            7.45           8.60            9.33           7.27            8.55
   75             80            8.14           9.49           10.35           7.80            8.98
------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction


GMC-VA-98(NY)                        Page 38

--------------------------------------------------------------------------------




                    Aetna Life Insurance and Annuity Company

                       Home Office: 151 Farmington Avenue

                                 P.O. Box 30670

                        Hartford, Connecticut 06150-0670

                                 (800) 531-4547

             Group Variable, Fixed, or Combination Annuity Contract
                                Nonparticipating

--------------------------------------------------------------------------------




ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. AMOUNTS ALLOCATED TO THE GUARANTEED ACCOUNT, IF WITHDRAWN BEFORE THE GUARANTEED TERM MATURITY DATE, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY RESULT IN AN INCREASE OR A DECREASE IN THE ACCOUNT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

GMC-VA-98(NY)